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                                                                EXHIBIT 10.2(23)

                                AMENDMENT NO. 27

                                     TO THE

                               UPS RETIREMENT PLAN

      WHEREAS, United Parcel Service of America, Inc. ("UPS") and its affiliated corporations established the UPS Retirement Plan ("Plan") for the benefit of their eligible employees, in order to provide benefits to those employees upon their retirement, disability, or death, effective as of September 1, 1961;

      WHEREAS, the Plan, as adopted and amended from time to time, was amended and restated in its entirety, effective as of January 1, 1976, to comply with the Employee Retirement Income Security Act of 1974;

      WHEREAS, the Plan has been amended on a number of occasions since January 1, 1976, the most recent being Amendment No. 26; and

      WHEREAS, it is desired to amend the Plan to reflect the merger of certain assets and liabilities of the Overseas Partners Ltd. And Subsidiaries Retirement Plan and related trust into the Plan effective as of March 1, 2002.

      NOW THEREFORE, pursuant to the authority vested in the Board of Directors by Section 7.1 of the Plan, the UPS Retirement Plan is hereby amended as follows:

1.    The Plan is hereby amended effective as of March 1, 2002 to add a new
      Article XIV which reads as follows:

                  ARTICLE XIV - SPECIAL OPL RETIREMENT BENEFIT

            Section 14.1 Special OPL Retirement Benefit. Notwithstanding any other provision in this Plan, the provisions in this Article XIV shall apply to the terms of the participation of any Grandfathered OPL Participant to the extent that such provisions are different from or supplement the provisions otherwise set forth in this Plan.

            Section 14.2 Definitions.

            (a)   "Compensation" generally has the same meaning set forth in
                  Section 1.1(y); however, for a Grandfathered OPL Participant who completes an Hour of Service as an Employee on or after March 1, 2002 determined without regard to this Section 14.2, Compensation shall also include remuneration actually paid by OPL to such Grandfathered OPL Participant for the applicable year to the extent such remuneration was included as
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                  "compensation" under the OPL Plan.


            (b)   "Employer Company" generally has the same meaning set forth in
                  Section 1.1(b); however, solely with respect to a Grandfathered OPL Participant, OPL also shall be considered an Employer Company.

            (c) "Grandfathered OPL Participant" means a former participant in the OPL Plan who is listed on Appendix H.

            (d)   "Hour of Service" generally has the same meaning set forth in
                  Section 1.1(n); however, for a Grandfathered OPL Participant who completes an Hour of Service as an Employee on or after March 1, 2002 determined without regard to this Section 14.2, an Hour of Service shall also include an hour of service with OPL and any employer that would be considered a single employer with OPL under Section 414(b), (c), (m) and (o) of the Code to the extent such hour of service was included as an "hour of service" under the OPL Plan.

                  Solely for purposes of entitlement to retiree medical benefits under Article XII, including the determination of whether such Grandfathered OPL Participant is a Grandfathered Retired Participant, each Grandfathered OPL Participant shall be deemed to have an Hour of Service for each "hour of service" he or she was credited with under the OPL Plan.

            (e) "OPL" means the Overseas Partners Ltd, Overseas Partners Capital Corporation and any other employer that participated in the OPL Plan on March 1, 2002.

            (f) "OPL Minimum Benefit" means the protected minimum benefit described in Section 14.4(b).

            (g) "OPL Plan" means the Overseas Partners Ltd. and Subsidiaries Retirement Plan, as amended and restated effective as of January 1, 2000, and as further amended through April 15, 2001.

                  Section 14.3 OPL RPA Point Service Assumption. A Grandfathered OPL Participant who completes an Hour of Service as an Employee on or after March 1, 2002 determined without regard to Section 14.2 shall be subject to Appendix F-1 with respect to his or her RPA Point accrual until the later of January 1, 2001 or his or her actual reemployment commencement date with an Employer Company without regard to Section 14.2(b). Beginning on the later of January 1, 2001 or his or her actual reemployment commencement date without regard to Section 14.2(b), a Grandfathered OPL Participant will accrue RPA Points under the applicable Appendix covering the Employer Company with which he or she is employed.

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      Section 14.4 Grandfathered OPL Benefit.

      (a) OPL Benefits in Pay Status on March 1, 2002. With respect to any Grandfathered OPL Participant whose retirement benefit under the OPL Plan was in pay status on March 1, 2002, payment of such benefit shall continue under this Article XIV for payments due on or after April 1, 2002 in the same amount and benefit form as set forth in Appendix I, which is the benefit being paid from the OPL Plan on February 28, 2002.

      (b) OPL Minimum Benefit. The accrued benefit of a Grandfathered OPL Participant shall never be less than the Grandfathered OPL Participant's OPL Minimum Benefit, which is the OPL Minimum Accrued Benefit in Section 14.4(b)(1) adjusted by the applicable Grandfathered Actuarial Factors in Section 14.4(b)(2) and, if applicable, the applicable early retirement reduction factors set forth in Section 5.2(c)(2)(iii)(D) or the early commencement reduction factor set forth in Section 5.2(d)(2)(iii)(II), each determined without regard to whether such Grandfathered OPL Participant has an Hour of Service as an Employee on or after January 1, 1992 and based upon such Grandfathered OPL Participant's years of "benefit service" under the OPL Plan on February 28, 2002.

            (1) OPL Minimum Accrued Benefit. The OPL Minimum Accrued Benefit of a Grandfathered OPL Participant is set forth in Appendix I, which is the Grandfathered OPL Participant's monthly benefit under the OPL Plan payable at Normal Retirement Age in the Normal Form determined as if such Grandfathered OPL Participant had terminated employment with UPS and OPL on the earlier of February 28, 2002 or the date he or she last actually terminated employment with UPS and OPL.

                  Termination of employment with UPS and OPL for the purpose of Sections 14.4(b) and 14.4(c) means the termination of employment with all Employer Companies and Related Employers as well as OPL and all employers that would be considered a single employer with OPL under Section 414(b), (c), (m) and
                  (o) of the Code.

            (2)   Grandfathered Actuarial Factors.

                  (A) Actuarial Equivalent. For purposes of determining a Grandfathered OPL Participant's OPL Minimum Benefit, the Actuarial Equivalent factors are as follows:


                        (i) For the annuity benefit set forth in Section 14.4(c)(1),

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                                    an interest rate of 7.5 percent and the 1983
                                    GAM mortality table (blended 50 percent
                                    male, blended 50 percent female).

                        (ii) For the annuity benefit set forth in Section 14.4(b)(1),

                              (I) with respect to the Qualified Joint and Survivor (Husband and Wife) Benefit, 90 percent of the Participant's monthly benefit payable in the Normal Form determined under
                                    Section 5.2(b), Section 5.2(c) or Section
                                    5.2(d) increased (or decreased) by 0.5
                                    percent for each year the spouse's or
                                    beneficiary's age is greater (or less) than the Participant's age, with no minimum but to a maximum of 99 percent.

                              (II) with respect to the Single Life with 120 Month Guarantee, 95 percent of the Participant's monthly benefit payable in the Normal Form.

(c)   Special Optional Forms of Benefit Limited to OPL Minimum Benefit.

      (1)   UPS Retirement Plan Termination. Subject to the rules set forth in
            Section 5.3, a Grandfathered OPL Participant, upon the termination of the UPS Retirement Plan, shall have the option to receive the Present Value of the Grandfathered OPL Participant's accrued benefit in the OPL Plan defined in Section 14.4(b)(1) determined as if such Grandfathered OPL Participant had terminated employment with UPS and OPL on the earlier of February 28, 2002 or the date he or she last actually terminated employment with UPS and OPL in a single cash lump sum payment or an immediate annuity which shall be the Actuarial Equivalent value of the benefit defined in Section 14.4(b)(1) determined as described above.

      (2) Present Value. For purposes of this Section 14.4(c), Present Value means the value of the Normal Form of benefit payment based the mortality table the Secretary of the Treasury prescribes, based on the prevailing commissioners' standard table (described in Section 807(d)(5)(A) of the Code) used to determine reserves for group annuity contracts issued on the date as of which present value is being determined (without regard to any other subparagraph of Section 807(d)(5) of the Code) and, for benefits paid on or before


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            March 31, 2003, the annual rate of interest on 30 year Treasury securities for the month before the date of distribution or the Applicable Interest Rate, whichever rate produces the greater amount, and, for benefits paid on and after April 1, 2003, the Applicable Interest Rate.

2. The Plan is amended effective as of March 1, 2002 to add Appendices H and I as attached.

      IN WITNESS WHEREOF, the undersigned certify that United Parcel Service of America, Inc., based upon action by its Board of Directors on May 3, 2002, has caused this Amendment No. 27 to be adopted.

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ATTEST:                                              UNITED PARCEL SERVICE
                                                     OF AMERICA, INC.


/s/ JOSEPH R. MODEROW                                /s/ MICHAEL L. ESKEW
--------------------------                           ---------------------------
Joseph R. Moderow                                    Michael L. Eskew
Secretary                                            Chairman

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